Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW Vehicle Owner Trust 2005-A               Period #
25-Jul-06                  ------------------------------                     16

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Initial            Period End
     Receivables                                                 $1,500,000,024       $778,632,589
     Reserve Account                                                 $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                         $61,117,886        $31,452,610
     Overcollateralization                                                 $137         $5,881,239
     Class A-1 Notes                                               $324,000,000                 $0
     Class A-2 Notes                                               $457,000,000        $83,416,741
     Class A-3 Notes                                               $361,000,000       $361,000,000
     Class A-4 Notes                                               $264,507,000       $264,507,000
     Class B Notes                                                  $32,375,000        $32,375,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                             $815,757,483
     Collections
        Principal Collections
           Receipts of Scheduled Principal                          $22,309,742
           Receipts of Pre-Paid Principal                           $14,129,875
           Liquidation Proceeds                                        $221,307
           Principal Balance Allocable to Gross Charge-offs            $463,969
        Total Principal Reduction                                   $37,124,893

        Interest Collections
           Receipts of Interest                                      $2,328,405
           Servicer Advances                                                 $0
           Reimbursement of Previous Servicer Advances                 ($95,412)
           Accrued Interest on Purchased Receivables                         $0
           Recoveries                                                   $70,480
           Net Investment Earnings                                      $29,912
        Total Interest Collections                                   $2,333,384

     Total Collections                                              $38,994,309

     Ending Receivables Outstanding                                $778,632,589

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance           $244,803
     Current Period Servicer Advance                                         $0
     Current Reimbursement of Previous Servicer Advance                ($95,412)
     Ending Period Unreimbursed Previous Servicer Advances             $149,391

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                 $38,994,309

     Distribution Amounts Due
        Servicing Fees Due                                             $679,798
        Class A Noteholder Interest Distribution Due                 $2,519,685
        First Priority Principal Distribution Due                            $0
        Class B Noteholder Interest Distribution Due                   $119,518
        Second Priority Principal Distribution Due                  $29,033,309
        Reserve Account Deposit Due                                          $0
        Regular Principal Distribution Due                           $5,881,239
        Unpaid Trustee Fees Due                                              $0

        Amounts Paid to the Servicer                                   $679,798
        Amounts Deposited into Note Distribution Account            $37,553,751
        Amounts Deposited into Reserve Account                               $0
        Excess Funds Released to Depositor                             $760,760
     Total Distributions from Collection Account                    $38,994,309

Accrued Interest Date:                                Collection Period Ending:
26-Jun-06                                                             30-Jun-06
Distribution Date:         BMW Vehicle Owner Trust 2005-A              Period #
25-Jul-06                  ------------------------------                    16


Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                         $0
        Release from Collection Account                                $760,760
     Total Excess Funds Released to the Depositor                      $760,760

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                   $37,553,751
     Interest Distribution to Noteholders                            $2,639,203
     Principal Distribution to Noteholders                          $34,914,548
     Amount Deposited from the Reserve Account                               $0
     Amount Paid to Noteholders                                     $37,553,751

Distributions
------------------------------------------------------------------------------------------------------------------------------------

     Interest Distributable Amount                                  Current Int         Per $1,000
     Class A-1 Notes                                                         $0              $0.00
     Class A-2 Notes                                                   $360,910              $3.05
     Class A-3 Notes                                                 $1,215,367              $3.37
     Class A-4 Notes                                                   $943,408              $3.57
     Class B Notes                                                     $119,518              $3.69

     Monthly Principal Distributable Amount                     Current Payment     Ending Balance       Per $1,000        Factor
     Class A-1 Notes                                                         $0                 $0            $0.00         0.00%
     Class A-2 Notes                                                $34,914,548        $83,416,741          $295.06        70.49%
     Class A-3 Notes                                                         $0       $361,000,000            $0.00       100.00%
     Class A-4 Notes                                                         $0       $264,507,000            $0.00       100.00%
     Class B Notes                                                           $0        $32,375,000            $0.00       100.00%

Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                Prior Period Carryover   Current Payment       Per $1,000
     Class A-1 Interest Carryover Shortfall                                  $0                 $0               $0
     Class A-2 Interest Carryover Shortfall                                  $0                 $0               $0
     Class A-3 Interest Carryover Shortfall                                  $0                 $0               $0
     Class A-4 Interest Carryover Shortfall                                  $0                 $0               $0
     Class B Interest Carryover Shortfall                                    $0                 $0               $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period        Ending Period
     Number of Contracts                                                 44,131             43,005
     Weighted Average Remaining Term                                      38.73              37.80
     Weighted Average Annual Percentage Rate                              4.25%              4.24%

     Delinquencies Aging Profile End of Period                    Dollar Amount         Percentage
        Current                                                    $716,720,813             92.05%
        1-29 days                                                   $49,821,163              6.40%
        30-59 days                                                   $8,827,406              1.13%
        60-89 days                                                   $1,914,566              0.25%
        90-119 days                                                    $692,418              0.09%
        120+ days                                                      $656,224              0.08%
        Total                                                      $778,632,589            100.00%
        Delinquent Receivables +30 days past due                    $12,090,613              1.55%


     Write-offs
        Gross Principal Write-Offs for Current Period                  $463,969
        Recoveries for Current Period                                   $70,480
        Net Write-Offs for Current Period                              $393,489

        Cumulative Realized Losses                                   $3,674,027


     Repossessions                                                Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance             $1,649,408                 63
        Ending Period Repossessed Receivables Balance                $1,887,564                 72
        Principal Balance of 90+ Day Repossessed Vehicles              $126,664                  5

Accrued Interest Date:                                Collection Period Ending:
26-Jun-06                                                             30-Jun-06
Distribution Date:         BMW Vehicle Owner Trust 2005-A              Period #
25-Jul-06                  ------------------------------                    16


Yield Supplement Overcollateralization
-----------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                               $33,041,068
     Beginning Period Amount                                        $33,041,068
     Current Distribution Date Required Amount                      $31,452,610
     Current Period Release                                          $1,588,458
     Ending Period Amount                                           $31,452,610
     Next Distribution Date Required Amount                         $29,900,956

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                $7,194,411
     Beginning Period Amount                                         $7,194,411
     Net Investment Earnings                                            $29,912
     Beginning Period Required Amount                                $7,194,411
     Current Period Deposit Amount Due                                       $0
     Current Period Deposit Amount Paid From Collection Account              $0
     Current Period Release to Note Distribution Account                     $0
     Ending Period Required Amount                                   $7,194,411
     Current Period Release to Depositor                                     $0
     Ending Period Amount                                            $7,194,411


Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Amount                                         $6,503,127
     Ending Period Target Credit Enhancement OC Amount               $5,881,239
     Ending Period Amount                                            $5,881,239
     Current Period Release                                            $621,888